Exhibit 23
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the following registration statements:
•	Registration Statement (Form S-8 No. 333-87014) pertaining to the Teledyne Technologies Incorporated 2002 Stock Incentive Plan,

•	Registration Statement (Form S-8 No. 333-94739) pertaining to the Teledyne Technologies Incorporated 1999 Incentive Plan,

•	Registration Statement (Form S-8 No. 333-91781) pertaining to the Teledyne Technologies Incorporated Executive Deferred Compensation Plan,

•	Registration Statement (Form S-8 No. 333-91785) pertaining to the Teledyne Technologies Incorporated 401(k) Plan,

•	Registration Statement (Form S-8 No. 333-91787) pertaining to the Teledyne Technologies Incorporated Stock Purchase Plan,

•	Registration Statement (Form S-8 No. 333-104712) pertaining to the Teledyne Technologies Incorporated Non-Employee Director Stock Compensation Plan,

•	Registration Statement (Form S-8 No. 333-91791) pertaining to the Teledyne Technologies Incorporated Non-Employee Director Stock Compensation Plan,

•	Registration Statement (Form S-8 No. 333-46630) pertaining to the Teledyne Technologies Incorporated 1999 Incentive Plan,

•	Registration Statement (Form S-8 No. 333-33878) pertaining to the Teledyne Technologies Incorporated 401(k) Plan,

•	Registration Statement (Form S-8 No. 333-127273) pertaining to the Teledyne Technologies Incorporated 1999 Incentive Plan,

•	Registration Statement (Form S-8 No. 333-147401) pertaining to the Teledyne Technologies Incorporated 1999 Incentive Plan, and

•	Registration Statement (Form S-8 No. 333-150633) pertaining to the Teledyne Technologies Incorporated 2008 Incentive Award Plan
of our reports dated March 2, 2010, with respect to the consolidated financial statements and schedule of Teledyne Technologies Incorporated and the effectiveness of internal control over financial reporting of Teledyne Technologies Incorporated, included in this Annual Report (Form 10-K) for the year ended January 3, 2010.
/s/ Ernst & Young LLP
Los Angeles, California
March 2, 2010